EXHIBIT 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 12

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00004	april 18, 2003	SEE SCHEDULE

6. Issued By COMMANDER US ARMY CECOM, ACQ CENTER AMSEL-ACCC-RT-E SUSAN SHOWLER (732) 427-1410 FORT MONMOUTH, NJ 07703-5008 EMAIL: SUSAN.SHOWLER@MAIL1.MONMOUTH.ARMY.MIL	Code	W1SP7T	7. Administered By (If other than Item 6) DCMC SANTA ANA 34 CIVIC CENTER PLAZA P O BOX C-12700 SANTA ANA, CA 92712-2700	Code	S0513A
SCD C PAS NONE	ADP PT SC 1002

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) IRVINE SENSORS CORP 3001 REDHILL AVE BLDG 3 SUITE 208 COSTA MESA CA 92626-4529	☐	9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

TYPE BUSINESS: Other Small Business Performing in U.S.
☒	10A. Modification Of Contract/Order No. DAAB07-02-C-P608

Code 54266	Facility Code	10B. Dated (See Item 13) 2002FEB22

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required) SEE SECTION G (If Applicable)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G If Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return _________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) SEE SECOND PAGE FOR DESCRIPTION
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) VIRGINIA KNIGHT KNIGHTV@MAIL1.MONMOUTH.ARMY.MIL (732) 532-4348
/s/ [ILLEGIBLE]

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]

(Signature of person authorized to sign)	4/18/03	(Signature of Contracting Officer)	April 18, 2003

NSN 7540-01-152-8070	30-105-02	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE	Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 12

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00004	SEE SCHEDULE

6. Issued By COMMANDER US ARMY CECOM, ACQ CENTER AMSEL-ACCC-RT-E SUSAN SHOWLER (732) 427-1410 FORT MONMOUTH, NJ 07703-5008 EMAIL: SUSAN.SHOWLER@MAIL1.MONMOUTH.ARMY.MIL	Code	W15P7T	7. Administered By (If other than Item 6) DCMC SANTA ANA 34 CIVIC CENTER PLAZA P O BOX C-12700 SANTA ANA, CA 92712-2700	Code	S0513A
SCD c PAS NONE	ADP PT SC1002

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) IRVINE SENSORS CORP 3001 REDHILL AVE BLDG 3 SUITE 208 COSTA MESA CA 92626-4529	☐	9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

TYPE BUSINESS: Other Small Business Performing in U.S.
☒	10A. Modification Of Contract/Order No. DAAB07-02-C-P608

Code 54266	Facility Code	10B. Dated (See Item 13) 2002FEB22

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing items 8 and 15, and returning _______________ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Date (If required) SEE SECTION G (If Applicable)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: G	If Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To:	The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.)
Set Forth In Item 14. Pursuant To The Authority of FAR 43.103(b).

☒	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return _________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) SEE SECOND PAGE FOR DESCRIPTION
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) VIRGINIA KNIGHT KNIGHTV@MAIL1.MONMOUTH.ARMY.MIL (732) 532-4348

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
By

(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105-02	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE	Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

SECTION A - SUPPLEMENTAL INFORMATION

1.   The purpose of this modification is to add the attached Statement of Works (SOW), SBIR Phase II Plus efforts entitled “Personal Miniature Thermal Vision (PMTV) System” and “High Definition Personal Thermal Vision System” for the Night Vision and Electronic Sensors Directorate (NVESD) as found at Section J as Attachments 02 and 03, respectively. The total amount funded for this effort is $999,249.00. The above referenced SOWs shall be worked concurrently. Funding for the individual Statement of Works are as follows:

Personal Miniature Thermal vision (PMTV) System  $749,376.

High Definition Personal Thermal Vision System $249,873

     See Section B Funding Summaries

3.   The total amount of the contract is increased as follows:

                    FROM: $728,089.34  BY: $999,249 TO: $ 1,727,338.34

4.    The period of performance for Contract DAAB07-02-C-P608 is hereby extended from 22 February 2003 to 30 April 2004.

5.   Additionally, iaw FAR 52.232-23 ALT I, entitled “Assignment of Claims”, the remittence address is changed to the following: Commerce Funding Corporation, PO Box 18199, Merrifield, VA 22118.  Checks should be made payable to Commerce Funding Corporation.  Wire transfers should be directed to Bank of America, ABA#051000017, Account of Commerce Funding Corporation, Account#0000-1121-4241, Contact Branch #1654.

6.    Central Contractor Registration (CCR) will be updated by the contractor.  DCMA will verify that the new remittance address, routing number and account number are reflected in the CCR.

7.    Except as provided herein, all other terms and conditions remain unchanged.

*** END OF NARRATIVE A 005 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004

Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0007	SECURITY CLASS: Unclassified

0007AA	PHASE II SBIR PLUS KICK OFF	1	EA	$49,873.00

CLIN CONTRACT TYPE:
Firm-Fixed-Price
NOUN: PHASE II SBIR PLUS KICK OFF
PRON: 1G33175BCJ PRON AMD: 01 ACRN: AB
AMS CD: 665502M4055

CLINS 0007 through 0012 are established for work performed in support of the High Definition Personal Thermal Vision System (HDPTVS) and the Personal Miniature Thermal Vision System (PMTV) as found in the corresponding Statements of Work (SOW) found at Section J, Attachments 02 and 03 .

SLIN 0007AA is established for Kick Off Meetings in support of HDPTVS and PMTV Systems to be held within 45 days of contract award. See SOW, Attachments 02 and 03, Section J.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH REL CD	QUANTITY	PERF COMPL DATE

001	1	30-APR-2003

$49,873.00

0007AB	SBIR PHASE II PLUS	1	EA	$200,000.00

NOUN: SBIR PHASE II PLUS
PRON: 1G33175BCJ PRON AMD: 01 ACRN: AB
AMS CD: 665502M4055

SLIN 0007AB is created to establish a payment milestone for the purchase of necessary Long Lead items which include: focal plane arrays, optical and display elements.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE

	001	1	30-APR-2003

		$200,000.00

0008	SECURITY CLASS: Unclassified

0008AA	PMTV CAMERA PROTOTYPE			1	EA		$210,000.00

	NOUN: PMTV CAMERA PROTOTYPE
	PRON: 1G33175ACJ PRON AMD: 01 ACRN: AC
	AMS CD: 633710K7011

The contractor shall deliver 1 functional PMTV prototype based off the existing design for the weapon sight for sensor characterization Advanced Sensor Evaluation Facility (ASEF) at NVESD no later than 2 months After Contract Award (ACA).

	See Statement of Work, Para 3 entitled “Requirements”.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE

	001	1	20-JUN-2003

		$210,000.00

0008AB	CAMERA PROTOTYPE			5	LO		$150,000.00

	NOUN: CAMERA PROTOTYPE
	PRON: 1G33175ACJ PRON AMD: 01 ACRN: AC

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 5 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

AMS CD: 633710K7011

SLIN 0008AB is established for the delivery of One (1) lot of prototypes consisting of 5 camera units.

See Attachment 03, Statement of Work, Para 3 entitled “Requirements”.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH REL CD	QUANTITY	PERF COMPL DATE

001	1	20-JAN-2004

$150,000.00

0008AC	CAMERA PROTOTYPE

NOUN: CAMERA PROTOTYPE	5	LO	$150,000.00
PRON: 1G33175ACJ PRON AMD: 01 ACRN: AC
AMS CD: 633710K7011

SLIN 0008AB is established for the delivery of One (1) lot of prototypes consisting of 5 camera units.

See Attachment 03, Statement of Work, Para 3 entitled “Requirements”.

(End of narrative B001)

SLIN 0008AC is established for the delivery of One (1) lot of prototypes consisting of 5 camera units.

See Attachment 03, Statement of Work, Para 3 entitled “Requirements”.

(End of narrative B002)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
DLVR SCH REL CD	QUANTITY	PERF COMPL DATE

001	5	20-FEB-2004

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 6 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

			$150,000.00

0009	SECURITY CLASS: Unclassified

0009AA	DATA ITEM-PROGRESS, STAT AND MNGT RPT						3	EA		$75,000.00000		$225,000.00

	NOUN: PROGRESS, STAT AND MNGT RPT
	PRON: 1G33175ACJ PRON AMD: 01 ACRN: AC
	AMS CD: 633710K7011

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001		000000			3
	DEL REL CD		QUANTITY		DEL DATE

	001		1			18-JUL-2003

	002		1			18-SEP-2003

	003		1			20-NOV-2003

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS

	(W26AAN) PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

	MARK FOR: AMSEL-RD-NV-GCS-SS (HAST)

0010	SECURITY CLASS: Unclassified

							2	EA	$	** NSP **	$	** NSP **

0010AA	DATA ITEM-INTERFACE REQUIREMENTS SPEC

	NOUN: INTERFACE REQUIREMENTS SPEC

	Interface Requirements Specification (IRS).

	The contractor shall prepare and submit an

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 7 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	IRS in the format of their choice, in accordance with Contract Data Requirments List, Sequence Number N001, DI-IPSC-81434A.
	See Section J, Exhibit N.

	SOW Para 3.1.10

	Draft report due: 30 Jan 2004

	Government requires 15 days for review. Contractor shall incorporate Government’s comments within 15 days after receipt.

	Final Report due: 28 Feb 2004
	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance

	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE

	001			1		30-JAN-2004

	002			1		28-FEB-2004

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(W26AAN) PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

	MARK FOR: AMSEL-RD-NV-GCS-SS(HAST)

0011	SECURITY CLASS: Unclassified

0011AA	DATA ITEM-FINAL TECHNICAL REPORT						1	EA	$14,376.00000	$14,376.00

	NOUN: FINAL TECHNICAL REPORT
	PRON: 1G33175ACJ PRON AMD: 01 ACRN: AC
	AMS CD: 633710K7011

	Scientific and Technical Reports.

	The final Scientific and Technical Report

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 8 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	generated shall be in accordance with Contract Data Item Requirements List entitled “Final Technical Report” Sequence Number 0001, DI-MISC-80711A, Section J, Exhibit 0. See SOW Para 3.1.70

	Draft report is due NLT 30 days before the end of the technical effort.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE

	001			1	28-FEB-2004

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(W26AAN) PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

	MARK FOR: AMSEL-RD-NV-GCS-SS(HAST)

0012	SECURITY CLASS: Unclassified

0012AA	DATA ITEM – DEVELOPMENT DESIGN DWGS						1	EA		$	** NSP **

	NOUN: DEVELOPMENTAL DESIGN DWGS

	Developmental Design Drawings and Associated Lists.

The contractor shall prepare and submit Developmental Design Drawings and Associated Lists, in accordance with DD Form 1423 Data Item No.P001, DI-DRPR-81002A.  See Section J, Exhibit P and SOW Para 3.1.9

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 9 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004

Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DLVR SCH REL CD		QUANTITY		PERF COMPL DATE

	001		1		SEE DD FORM 1423

0013	SECURITY CLASS: Unclassified

0013AA	DATA ITEM-DESIGN STUDIES						2	EA	$	** NSP **	$	** NSP **

	NOUN: DESIGN STUDIES

	Design Study for Helmet Optimized System in accordance with DD 1423 Data Item Number Q001, DI-MISC-80508A. See Section J, Exhibit Q. See SOW Para 3.1.4

	Preliminary Design for 640x480 FPA In Accordance With DD Form 1423 Data Item Sequence Number Q001, DI-MISC-80508A. See Section J, Exhibit Q. See SOW Par 3.1.5

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE

	001		1			31-DEC-2003

	002		1			28-FEB-2004

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(W26AAN) PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 10 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

MARK FOR: AMSEL-RD-NV-GCS-SS(HAST)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 11 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

Section G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD	ACRN	OBLG STAT/ JOB ORD NO	PRIOR MOUNT	INCREASE / DECREASE AMOUNT	CUMULATIVE AMOUNT

0007AA	1G33175BCJ 665502M4055	AB	2 3JF8M5	$0.00	$49,873.00	$49,873.00
0007AB	1G33175BCJ 665502M4055	AB	2 3JF8M5	$0.00	$200,000.00	$200,000.00
0008AA	1G33175ACJ 633710K7011	AC	2 3JF7PM	$0.00	$210,000.00	$210,000.00
0008AB	1G33175ACJ 633710K7011	AC	2 3JF7PM	$0.00	$150,000.00	$150,000.00
0008AC	1G33175ACJ 633710K7011	AC	2 3JF7PM	$0.00	$150,000.00	$150,000.00
0009AA	1G33175ACJ 633710K7011	AC	2 3JF7PM	$0.00	$225,000.00	$225,000.00
0011AA	1G33175ACJ 633710K7011	AC	2 3JF7PM	$0.00	$14,376.00	$14,376.00

				NET CHANGE	$999,249.00

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION			ACCOUNTING STATION	INCREASE/DECREASE AMOUNT

Army	AB	21	3204000003627525P665502255Y	S28043	W15GK8	$249,873.00
Army	AC	21	3204000003627525P633710255Y	S28043	W15GK8	$749,376.00

					NET CHANGE	$999,249.00

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT

NET CHANGE FOR AWARD:	$728,089.34	$999,249.00	$1,727,338.34

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 12 of 12
	PIIN/SIIN DAAB07-02-C-P608	MOD/AMD P00004
Name of Offeror or Contractor: IRVINE SENSORS CORP

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By

Exhibit M	CONTRACT DATA ITEM, SEQUENCE M001	15-JAN-2003	001	EMAIL
Exhibit N	CONTRACT DATA ITEM, SEQUENCE N001	15-JAN-2003	001	EMAIL
Exhibit O	CONTRACT DATA ITEM, SEQUENCE O001
Exhibit P	CONTRACT DATA ITEM, SEQUENCE P001
Exhibit Q	CONTRACT DATA ITEM, SEQUENCE Q001
Attachment 002	PHASE II SBIR PLUS SOW FOR HDPTVS SYSTEM	15-FEB-2003	004	EMAIL
Attachment 003	PHASE II SBIR PLUS SOW FOR PMTVS SYSTEM	15-JAN-2003	012	EMAIL